UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2019

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564
(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code   (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	STZ	New York Stock Exchange
Class B Common Stock	STZ.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01	Regulation FD Disclosure.

On December 12, 2019, Constellation Brands, Inc. (“Constellation”) issued a news release announcing that in connection with Federal Trade Commission (“FTC”) review, Constellation and E. & J. Gallo Winery (“Gallo”) have agreed to modify their agreement that was previously announced on April 3, 2019 to address FTC areas of competitive concern relating to the sparkling wine, brandy, dessert wine, and concentrate categories. Also on December 12, 2019, Constellation announced that it and Gallo have separately agreed to enter into an agreement pursuant to which Gallo would, at a future date, acquire for $130 million Constellation’s Nobilo Wine brand, together with related inventory and assets.

References to Constellation’s website and/or other social media sites or platforms in the release do not incorporate by reference the information on such websites, social media sites or platforms into this Current Report on Form 8-K, and Constellation disclaims any such incorporation by reference. The information in the news release attached as Exhibit 99.1 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 8.01	Other Events.

On December 12, 2019, Constellation announced that subject to FTC review, Constellation and Gallo have agreed to amend and restate their agreement announced on April 3, 2019, pursuant to which Gallo would acquire a portion of Constellation’s wine and spirits portfolio principally priced at $11 retail and below, including related facilities located in California, New York, and Washington. The modifications to the transaction (the “Modified Transaction”) are intended to address competitive concerns raised by the FTC relating to the sparkling wine, brandy, dessert wine, and concentrate categories. This agreement terminates and supersedes the original agreement between Constellation and Gallo and, among other revisions, excludes from the transaction the brands Cook’s California Champagne, Paul Masson Grande Amber Brandy, J. Roget American Champagne, and Constellation’s concentrate business. Gallo will divest the Taylor Dessert wine brand after it is acquired from Constellation or, alternatively, other dessert wine brands that it owns. As a result of the Modified Transaction, the parties have adjusted the transaction price to approximately $1.1 billion, which amount is inclusive of $250 million of contingent consideration which Constellation could earn if certain brand performance provisions are met over a two-year period following transaction close. Constellation will either keep the products removed from the transaction with Gallo or will divest them to third parties. The entirety of the Modified Transaction, including any proposed divestitures, remains subject to FTC review and approval.

Separately, Constellation and Gallo have agreed that upon execution and delivery of a definitive agreement for the Modified Transaction, they will enter into and deliver an agreement pursuant to which Gallo will acquire, for $130 million, Constellation’s Nobilo Wine brand together with certain related inventory, assets and liabilities (the “Nobilo Transaction”). Completion of the Nobilo Transaction is conditioned upon completion of the Modified Transaction.

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements. All statements other than statements of historical fact are forward-looking statements. The word “expect,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These statements may relate to business strategy, future operations, prospects, plans and objectives of management, as well as information concerning expected actions of third parties.

All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements.
The forward-looking statements are based on management’s current expectations and should not be construed in any manner as a guarantee that such results will in fact occur or will occur on the timetable contemplated hereby. Consummation of the Modified Transaction and the Nobilo Transaction are each subject to governmental review and approvals, regulatory clearances, and the satisfaction of other routine and customary closing conditions, and the Nobilo Transaction is also subject to the completion of the Modified Transaction. There can be no assurance that either the Modified Transaction or the Nobilo Transaction will occur or will occur on their contemplated terms or on any specific timetable, nor is there any guarantee that Constellation will earn any incremental contingent consideration payment if the Modified Transaction is consummated. All forward-looking statements speak only as of the date of this Current Report on Form 8-K and Constellation does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
In addition to risks and uncertainties associated with ordinary business operations, the forward-looking statements contained in this Current Report on Form 8-K are subject to other risks and uncertainties, including completion of the announced Modified Transaction and the announced Nobilo Transaction on the expected terms and conditions; the actual performance of brands whose performance is relevant for determination of the incremental contingent consideration payment opportunity; the accuracy of all other projections and estimates; and other factors and uncertainties disclosed from time-to-time in Constellation Brands, Inc.’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended February 28, 2019, and its Quarterly Report on Form 10-Q for the fiscal quarter ended May 31, 2019, which could cause actual future performance to differ from current expectations.

Item 9.01	Financial Statements and Exhibits.

For the exhibit that is furnished herewith, see the Index to Exhibits immediately following.

INDEX TO EXHIBITS

Exhibit No.	Description

(99)	ADDITIONAL EXHIBITS

(99.1)	News Release of Constellation Brands, Inc. dated December 12, 2019.

(104)	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2019	CONSTELLATION BRANDS, INC.

	By:	/s/ David Klein
David Klein
Executive Vice President and Chief Financial Officer